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                                                                    EXHIBIT 10.3


                            NON-COMPETITION AGREEMENT

         THIS NON-COMPETITION AGREEMENT (the "Agreement") is made and entered into as of August 4, 2000, by and between Craig Aberle (the "Shareholder"), who constitutes the record and/or beneficial owner of all of the issued and outstanding capital stock of MicroBiz, Inc. a New York corporation ("MicroBiz "), and CAM Commerce Solutions, Inc., a Delaware corporation (the "Buyer"), which this day is purchasing all of the outstanding shares of MicroBiz's capital stock (the "Shares") for the purpose of continuing to engage in the conduct of MicroBiz 's business and operations from and after the date hereof.

                                R E C I T A L S:
                                ----------------

         WHEREAS, the Shareholder, on the one hand, and Buyer, on the other hand, have entered into that certain Agreement for Purchase and Sale of Stock, dated as of August ___, 2000 (the "Purchase Agreement"), which provides, among other things, for the purchase by Buyer of all of the Shares of MicroBiz;

         WHEREAS, the execution and delivery of this Agreement by the Shareholder is a condition precedent to the obligation of Buyer to consummate the transactions contemplated by the Purchase Agreement;

         WHEREAS, the Shareholder will receive substantial consideration as a consequence of the purchase and sale of the Shares of MicroBiz; and

         WHEREAS, the Shareholder, as a principal shareholder and as an executive officer and director of MicroBiz , possesses confidential and proprietary information regarding the business and customers of MicroBiz;

         NOW, THEREFORE, in consideration of the foregoing premises and the consummation of the transactions contemplated by the Purchase Agreement, and in furtherance thereof, and the mutual agreements of the parties contained herein, the parties hereto agree as follows:

         1. (a) The Shareholder hereby agrees that he will not, at any time within a ten (10) year period (the "Effective Period") commencing immediately following the "Closing" (as defined in the Purchase Agreement), directly or indirectly engage in, or have any interest in any person, firm, corporation or business (whether as an employee, officer, director, agent, security holder, creditor, consultant, contractor or otherwise) that engages in any activity in any county or counties in any area throughout the world, which is the same as, similar to, or competitive in any manner with the "POS Software Market" ( as hereinafter defined) engaged in by MicroBiz, in any such area as of the effective date of this Agreement, for either the above-mentioned ten-year period or for so long as Buyer or any of its successors shall engage in any of such activities in any such area (whichever period is the lesser), it being expressly understood and agreed that the Buyer is purchasing the Shares for the purpose of continuing to engage in such activities within such areas. POS Software Market is defined as providing traditional as well as web-based retailers with commerce solutions based on open architecture software products for managing inventory, point of sale, sales transaction processing, other than automobile repair transactions.


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                  (b) Notwithstanding anything to the contrary hereinabove,
nothing contained herein shall prevent the Shareholder from owning less than one percent (1%) of the capital stock of a corporation the common stock of which is publicly traded on a national securities exchange or through NASDAQ.

                  (c) The parties intend that the covenant contained in subparagraphs 1(a) shall be construed as a series of separate covenants, one for each area (whether a country, state, county or other political subdivision) referred to, and one for each one-year period. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained in subparagraph 1(a). If in any judicial proceeding a court shall refuse any of the separate covenants deemed included in subparagraph 1(a), then such unenforceable covenant shall be deemed eliminated from this Agreement to the extent necessary to permit the remaining separate covenants to be enforced.

         2. The Shareholder further agrees (a) to hold in strictest confidence and not to divulge, communicate, use to the detriment of Buyer or any of its successors or for the benefit of any other person or person, or misuse in any way, any confidential information or trade secrets of either MicroBiz or Buyer, including without limitation, personnel information, trade secrets, secret processes, know-how, customer lists, marketing strategies or other technical data; and (b) that during the Effective Period he shall not directly or indirectly, either for himself or for any other person, firm or other entity, divert or take away or solicit or attempt to divert or take away any present or former customers of MicroBiz , including without limitation those customers whom such Shareholder solicited or with whom he became acquainted while employed by MicroBiz or have or will become acquainted while employed by Buyer; provided, however, that this provision shall not apply to the solicitation of such customers relating to a business activity that is not the same as, similar to or competitive with any activity of MicroBiz or Buyer. The Shareholder agrees that during the Effective Period he will not initiate any offer of employment to, or in any other manner solicit the services of, directly or indirectly, any person who is an employee or service provider of MicroBiz as of the date hereof. In addition, the Shareholder agrees that he will not at any time within the Effective Period: (i) disrupt, damage, impair or interfere with the business of Buyer whether by way of interference with or raiding its employees, disrupting its relationships with customers, agents, representatives or vendors, or otherwise; or (ii) undertake planning for or organization of any activity competitive with Buyer's business, or conspire with employees or representatives of Buyer for the purpose of organizing any such competitive activity.

         3. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and the successors, heirs, personal representatives and assigns of either.

         4. The parties acknowledge and agree that the obligations of the Shareholder under this Agreement are of a unique character that gives them a peculiar value, and therefore the extent of damages to MicroBiz or Buyer, or any successor of either of them, in the event of a breach by the Shareholder of any of the covenants contained in this Agreement may be impossible to ascertain and that there is and will be available to MicroBiz or Buyer, or any successor of either of them, no adequate remedy at law to compensate it in the event of any such


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breach. Consequently, the Shareholder agrees that in the event of a breach of any of such covenants, in addition to any other relief to which MicroBiz or Buyer, or any successor of either of them, may be entitled, and not in lieu of any other rights and remedies available, it shall be entitled to enforce any or all of such covenants by injunctive or other equitable relief ordered by any court of competent jurisdiction.

         5. This Agreement is entered into, and shall be governed in all respects, including validity, interpretation and effect, under the laws of the State of New Jersey.

         6. Any notice, request, demand or other communication required or permitted hereunder shall be deemed to be properly given when personally served in writing, when deposited in the United States mail, postage prepaid, or when communicated to a public telegraph company for transmittal, addressed to Buyer or to the Shareholder at their respective last known address. Any party may change its address by written notice given in accordance with this subparagraph.

         7. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         8. The parties acknowledge and agree that each provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity or subject so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting and reducing it or them, so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear.

         9. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior understandings, whether oral or written. This Agreement may not be changed orally, but only by an agreement in writing, signed by the parties against whom enforcement of any waiver, change, modification, extension or discharge is sought.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.



         "Buyer"                               "Shareholder"

CAM Commerce Solutions, Inc.                   /s/ CRAIG ABERLE
                                               ---------------------------------
                                               Craig Aberle
By: /s/ PAUL CACERES, JR.
    ---------------------------------
    Paul Caceres, Jr.

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